UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 12, 2011 (July 12, 2011)
VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35204 (Commission File Number)	62-1698183 (I.R.S. Employer Identification No.)

20 Burton Hills Boulevard, Suite 100 Nashville, Tennessee (Address of Principal Executive Offices)		37215 (Zip Code)
Registrant’s telephone number, including area code: (615) 665-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events	1

Item 9.01. Financial Statements and Exhibits.	2

SIGNATURES	3

INDEX TO EXHIBITS	4

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Item 8.01	Other Events
     On July 12, 2011, Vanguard Health Systems, Inc. issued a press release announcing that Vanguard closed the sale of an additional 3,750,000 shares of its common stock at the public offering price of $18.00 per share pursuant to the over-allotment option exercised in full by the underwriters of its recently completed initial public offering. This exercise of the over-allotment brings the total number of common shares sold by Vanguard in the offering to 28,750,000 shares.
     The foregoing is qualified by reference to the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
The exhibits filed as part of this report are listed in the Index of Exhibits which is located at the end of this report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD HEALTH SYSTEMS, INC. (Registrant)
By:	/s/ Ronald P. Soltman
	Name:	Ronald P. Soltman
	Title:	Executive Vice President, General Counsel and Secretary
Date: July 12, 2011

INDEX TO EXHIBITS

Exhibit Number	Exhibit
Exhibit 99.1	Press Release dated July 12, 2011.

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